Exhibit 99.2

Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

441-278-9250
441-278-9255 fax

Contact:
Mark D. Lyons
Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information
as of June 30, 2016

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.com for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2015 is derived from or agrees to audited financial information. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

In March 2014, the Company invested $100.0 million to acquire approximately 11% of Watford Holdings Ltd.’s common equity and a warrant to purchase additional common equity. Watford Holdings Ltd. is the parent of Watford Re Ltd., a multi-line Bermuda reinsurance company (together with Watford Holdings Ltd., “Watford Re”). In accordance with GAAP, Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, 100% of the results of Watford Re are included in the Company’s consolidated financial statements. The portion of Watford Re’s earnings owned by third parties is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ In addition, the Company reflects Watford Re’s redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’ because they have redemption features that are not solely within the control of Watford Re.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights

The following table presents financial highlights (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2016	2015	Change	2016	2015	Change
Underwriting results:
Gross premiums written	$1,292,199	$1,155,253	11.9%	$2,683,260	$2,466,931	8.8%
Net premiums written	918,735	823,392	11.6%	1,895,836	1,765,809	7.4%
Net premiums earned	885,418	836,249	5.9%	1,721,480	1,674,247	2.8%
Underwriting income (2)	113,470	108,343	4.7%	225,357	223,046	1.0%

Loss ratio	56.6%	52.8%	3.8	54.9%	52.9%	2.0
Acquisition expense ratio	16.0%	17.4%	(1.4)	16.2%	17.2%	(1.0)
Other operating expense ratio	17.3%	17.7%	(0.4)	17.5%	17.6%	(0.1)
Combined ratio	89.9%	87.9%	2.0	88.6%	87.7%	0.9

Net investment income	$70,397	$67,171	4.8%	$140,806	$137,459	2.4%
Per diluted share	$0.57	$0.53	7.5%	$1.13	$1.08	4.6%

Net income available to Arch common shareholders	$205,570	$110,305	86.4%	$354,884	$388,157	(8.6)%
Per diluted share	$1.65	$0.88	87.5%	$2.85	$3.05	(6.6)%

After-tax operating income available to Arch common shareholders (2)	$140,574	$145,956	(3.7)%	$286,316	$295,802	(3.2)%
Per diluted share	$1.13	$1.16	(2.6)%	$2.30	$2.33	(1.3)%

Comprehensive income available to Arch	$273,258	$24,208	1,028.8%	$546,187	$336,711	62.2%

Cash flow from operations	$152,934	$231,762	(34.0)%	$410,213	$247,361	65.8%

Diluted weighted average common shares and common share equivalents outstanding	124,365,596	125,885,420	(1.2)%	124,425,126	127,156,713	(2.1)%

Financial measures:
Change in book value per common share during period	4.4%	(0.6)%	5.0	8.5%	4.2%	4.3

Annualized return on average common equity	13.2%	7.5%	5.7	11.6%	13.4%	(1.8)
Annualized operating return on average common equity (2)	9.0%	9.9%	(0.9)	9.3%	10.2%	(0.9)

Total return on investments (3)
Including effects of foreign exchange	1.27%	(0.04)%	131 bps	3.11%	1.07%	204 bps
Excluding effects of foreign exchange	1.63%	(0.38)%	201 bps	3.14%	1.68%	146 bps

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
See ‘Comments on Regulation G’ for a further discussion of consolidated underwriting income, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.

(3)
Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2016	2016	2015	2015	2015	2016	2015
Revenues
Net premiums written	$1,023,563	$1,121,235	$834,984	$971,972	$943,580	$2,144,798	$2,010,575
Change in unearned premiums	(17,578)	(169,656)	108,536	(35,289)	(142)	(187,234)	(156,873)
Net premiums earned	1,005,985	951,579	943,520	936,683	943,438	1,957,564	1,853,702
Net investment income	88,338	93,735	95,900	86,233	86,963	182,073	165,957
Net realized gains (losses)	68,218	37,324	(143,767)	(89,698)	(35,725)	105,542	47,623
Net impairment losses recognized in earnings	(5,343)	(7,639)	(7,336)	(5,868)	(1,113)	(12,982)	(6,912)
Other underwriting income	25,224	5,047	8,621	7,623	7,717	30,271	19,253
Equity in net income of investment funds accounted for using the equity method	8,737	6,655	5,517	(2,118)	16,167	15,392	22,056
Other income (loss)	(7)	(25)	(451)	(265)	2,205	(32)	317
Total revenues	1,191,152	1,086,676	902,004	932,590	1,019,652	2,277,828	2,101,996

Expenses
Losses and loss adjustment expenses	(584,592)	(522,949)	(506,020)	(531,741)	(519,426)	(1,107,541)	(1,013,142)
Acquisition expenses	(175,281)	(170,465)	(171,409)	(171,566)	(175,425)	(345,746)	(338,501)
Other operating expenses	(159,590)	(152,269)	(161,569)	(146,220)	(151,190)	(311,859)	(299,727)
Corporate expenses	(17,200)	(9,383)	(12,243)	(10,739)	(17,418)	(26,583)	(26,763)
Interest expense	(15,663)	(16,107)	(15,827)	(13,300)	(4,011)	(31,770)	(16,747)
Net foreign exchange gains (losses)	24,662	(23,566)	4,520	14,680	(19,583)	1,096	46,918
Total expenses	(927,664)	(894,739)	(862,548)	(858,886)	(887,053)	(1,822,403)	(1,647,962)

Income before income taxes	263,488	191,937	39,456	73,704	132,599	455,425	454,034
Income tax expense	(14,131)	(16,310)	(11,450)	(9,704)	(6,780)	(30,441)	(19,458)
Net income	249,357	175,627	28,006	64,000	125,819	424,984	434,576
Amounts attributable to noncontrolling interests	(38,302)	(20,829)	30,573	16,033	(10,029)	(59,131)	(35,450)
Net income attributable to Arch	211,055	154,798	58,579	80,033	115,790	365,853	399,126
Preferred dividends	(5,485)	(5,484)	(5,485)	(5,484)	(5,485)	(10,969)	(10,969)
Net income available to Arch common shareholders	$205,570	$149,314	$53,094	$74,549	$110,305	$354,884	$388,157

Comprehensive income available to Arch	$273,258	$272,929	$32,268	$23,400	$24,208	$546,187	$336,711

Net income per common share
Basic	$1.70	$1.24	$0.44	$0.62	$0.91	$2.94	$3.16
Diluted	$1.65	$1.20	$0.42	$0.60	$0.88	$2.85	$3.05

Weighted average common shares and common share equivalents outstanding
Basic	120,599,060	120,428,179	120,700,524	120,567,410	121,719,214	120,513,620	122,957,384
Diluted	124,365,596	124,496,496	125,311,942	125,011,773	125,885,420	124,425,126	127,156,713

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2016	2016	2015	2015	2015
Assets
Investments:
Fixed maturities available for sale, at fair value	$11,050,464	$10,645,257	$10,459,353	$10,560,635	$9,927,603
Short-term investments available for sale, at fair value	853,531	623,844	587,904	708,428	875,727
Investment of funds received under securities lending, at fair value	338,326	594,929	389,336	286,659	377,897
Equity securities available for sale, at fair value	490,815	506,915	618,405	606,259	701,623
Other investments available for sale, at fair value	182,957	195,079	300,476	281,014	377,677
Investments accounted for using the fair value option	3,066,029	3,139,332	2,894,494	2,783,165	2,613,487
Investments accounted for using the equity method	685,766	628,832	592,973	589,277	472,926
Total investments	16,667,888	16,334,188	15,842,941	15,815,437	15,346,940
Cash	516,591	557,961	553,326	649,779	525,074
Accrued investment income	85,317	81,628	87,206	76,142	80,129
Fixed maturities and short-term investments pledged under securities lending, at fair value	330,773	580,766	384,081	285,632	373,969
Premiums receivable	1,260,607	1,209,548	983,443	1,074,884	1,181,636
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	2,034,970	1,962,863	1,867,373	1,832,386	1,831,227
Contractholder receivables	1,600,426	1,529,105	1,486,296	1,436,154	1,393,138
Prepaid reinsurance premiums	540,954	500,412	427,609	442,346	442,141
Deferred acquisition costs, net	462,906	464,288	433,477	448,893	448,647
Receivable for securities sold	142,315	329,262	45,505	705,821	454,057
Goodwill and intangible assets	88,327	92,670	97,531	103,620	102,518
Other assets	680,843	898,678	968,482	899,498	905,449
Total assets	$24,411,917	$24,541,369	$23,177,270	$23,770,592	$23,084,925

Liabilities
Reserve for losses and loss adjustment expenses	$9,471,647	$9,378,987	$9,125,250	$9,084,855	$9,082,281
Unearned premiums	2,618,359	2,579,148	2,333,932	2,467,691	2,442,923
Reinsurance balances payable	295,987	276,426	224,120	235,562	252,462
Contractholder payables	1,600,426	1,529,105	1,486,296	1,436,154	1,393,138
Collateral held for insured obligations	261,228	249,440	248,982	242,928	219,798
Deposit accounting liabilities	22,325	266,140	260,364	270,876	277,523
Senior notes	791,392	791,349	791,306	791,264	791,222
Revolving credit agreement borrowings	397,830	457,431	530,434	339,077	100,000
Securities lending payable	338,318	594,922	393,844	292,838	383,965
Payable for securities purchased	382,834	494,813	64,996	817,371	468,015
Other liabilities	533,694	549,832	568,852	649,910	536,207
Total liabilities	16,714,040	17,167,593	16,028,376	16,628,526	15,947,534

Redeemable noncontrolling interests	205,366	205,274	205,182	205,089	204,996

Shareholders’ equity
Non-cumulative preferred shares	325,000	325,000	325,000	325,000	325,000
Common shares	581	579	577	576	576
Additional paid-in capital	517,942	485,943	467,339	450,948	437,533
Retained earnings	7,725,255	7,519,685	7,370,371	7,317,277	7,242,728
Accumulated other comprehensive income, net of deferred income tax	163,834	101,629	(16,502)	9,809	66,441
Common shares held in treasury, at cost	(2,028,690)	(2,019,249)	(1,941,904)	(1,940,795)	(1,934,763)
Total shareholders’ equity available to Arch	6,703,922	6,413,587	6,204,881	6,162,815	6,137,515
Non-redeemable noncontrolling interests	788,589	754,915	738,831	774,162	794,880
Total shareholders’ equity	7,492,511	7,168,502	6,943,712	6,936,977	6,932,395
Total liabilities, noncontrolling interests and shareholders’ equity	$24,411,917	$24,541,369	$23,177,270	$23,770,592	$23,084,925

Common shares outstanding, net of treasury shares	122,572,260	122,093,596	122,627,783	122,438,554	122,403,909
Book value per common share (1)	$52.04	$49.87	$47.95	$47.68	$47.49

(1)    Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2016	2016	2015	2015	2015	2016	2015
Non-Cumulative Preferred Shares
Balance at beginning and end of period	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000

Common Shares
Balance at beginning of period	579	577	576	576	573	577	572
Common shares issued, net	2	2	1	—	3	4	4
Balance at end of period	581	579	577	576	576	581	576

Additional Paid-in Capital
Balance at beginning of period	485,943	467,339	450,948	437,533	399,757	467,339	383,073
Common shares issued, net	8,265	—	3,136	62	7,378	8,265	7,378
Exercise of stock options	921	4,222	3,563	2,739	6,256	5,143	9,624
Amortization of share-based compensation	21,504	14,265	9,521	10,531	22,806	35,769	36,044
Other	1,309	117	171	83	1,336	1,426	1,414
Balance at end of period	517,942	485,943	467,339	450,948	437,533	517,942	437,533

Retained Earnings
Balance at beginning of period	7,519,685	7,370,371	7,317,277	7,242,728	7,132,423	7,370,371	6,854,571
Net income	249,357	175,627	28,006	64,000	125,819	424,984	434,576
Amounts attributable to noncontrolling interests	(38,302)	(20,829)	30,573	16,033	(10,029)	(59,131)	(35,450)
Preferred share dividends	(5,485)	(5,484)	(5,485)	(5,484)	(5,485)	(10,969)	(10,969)
Balance at end of period	7,725,255	7,519,685	7,370,371	7,317,277	7,242,728	7,725,255	7,242,728

Accumulated Other Comprehensive Income
Balance at beginning of period	101,629	(16,502)	9,809	66,441	158,023	(16,502)	128,856
Unrealized appreciation (decline) in value of available-for-sale investments, net of deferred income tax:
Balance at beginning of period	150,745	50,085	65,714	110,360	213,522	50,085	161,598
Unrealized holding gains (losses) arising during period, net of reclassification adjustment	80,366	100,758	(14,087)	(41,613)	(103,149)	181,124	(49,777)
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(52)	(98)	(1,542)	(3,033)	(13)	(150)	(1,461)
Balance at end of period	231,059	150,745	50,085	65,714	110,360	231,059	110,360
Foreign currency translation adjustments:
Balance at beginning of period	(49,116)	(66,587)	(55,905)	(43,919)	(55,499)	(66,587)	(32,742)
Foreign currency translation adjustments	(18,151)	17,313	(10,851)	(12,083)	11,580	(838)	(11,177)
Foreign currency translation adjustments attributable to noncontrolling interests	42	158	169	97	—	200	—
Balance at end of period	(67,225)	(49,116)	(66,587)	(55,905)	(43,919)	(67,225)	(43,919)
Balance at end of period	163,834	101,629	(16,502)	9,809	66,441	163,834	66,441

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(2,019,249)	(1,941,904)	(1,940,795)	(1,934,763)	(1,727,074)	(1,941,904)	(1,562,019)
Shares repurchased for treasury	(9,441)	(77,345)	(1,109)	(6,032)	(207,689)	(86,786)	(372,744)
Balance at end of period	(2,028,690)	(2,019,249)	(1,941,904)	(1,940,795)	(1,934,763)	(2,028,690)	(1,934,763)

Total Shareholders’ Equity Available to Arch	6,703,922	6,413,587	6,204,881	6,162,815	6,137,515	6,703,922	6,137,515
Non-redeemable noncontrolling interests	788,589	754,915	738,831	774,162	794,880	788,589	794,880
Total shareholders’ equity	$7,492,511	$7,168,502	$6,943,712	$6,936,977	$6,932,395	$7,492,511	$6,932,395

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2016	2016	2015	2015	2015	2016	2015
Operating Activities
Net income	$249,357	$175,627	$28,006	$64,000	$125,819	$424,984	$434,576
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(83,303)	(43,034)	127,981	82,798	27,089	(126,337)	(60,818)
Net impairment losses included in earnings	5,343	7,639	7,336	5,868	1,113	12,982	6,912
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	7,918	3,243	(126)	14,332	(8,379)	11,161	(10,349)
Share-based compensation	21,504	14,265	9,521	10,531	22,806	35,769	36,044
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	74,944	111,255	42,081	47,961	37,289	186,199	91,616
Unearned premiums, net of prepaid reinsurance premiums	17,578	169,656	(108,536)	35,289	142	187,234	156,873
Premiums receivable	(61,466)	(217,348)	81,958	97,901	(14,395)	(278,814)	(206,642)
Deferred acquisition costs, net	(3,400)	(30,050)	12,714	(2,713)	(2,705)	(33,450)	(39,009)
Reinsurance balances payable	21,783	51,929	(10,127)	(15,415)	35,679	73,712	19,657
Other liabilities	23,617	32,697	38,585	101,479	(45,985)	56,314	(94,841)
Other items, net	(55,194)	46,664	(39,066)	(19,651)	121,265	(8,530)	51,180
Net cash provided by operating activities	218,681	322,543	190,327	422,380	299,738	541,224	385,199
Investing Activities
Purchases of fixed maturity investments	(9,408,194)	(8,133,537)	(7,069,769)	(7,740,713)	(7,610,660)	(17,541,731)	(14,641,391)
Purchases of equity securities	(84,415)	(128,263)	(29,887)	(196,991)	(162,672)	(212,678)	(288,535)
Purchases of other investments	(345,415)	(305,198)	(429,275)	(540,572)	(404,276)	(650,613)	(779,678)
Proceeds from sales of fixed maturity investments	9,151,013	7,827,536	6,682,493	7,078,118	7,476,321	16,978,549	14,333,436
Proceeds from sales of equity securities	121,607	216,012	55,003	236,665	146,437	337,619	272,343
Proceeds from sales, redemptions and maturities of other investments	425,410	211,125	392,515	270,718	318,201	636,535	587,650
Proceeds from redemptions and maturities of fixed maturities	207,086	163,894	118,132	155,413	202,327	370,980	474,984
Net settlements of derivative instruments	24,083	21,091	(86,170)	62,108	(7,057)	45,174	19,006
Proceeds from investment in joint venture	—	—	—	—	40,000	—	40,000
Net (purchases) sales of short-term investments	(238,866)	(65,594)	(12,646)	178,034	(62,576)	(304,460)	3,707
Change in cash collateral related to securities lending	24,403	(43,118)	(35,347)	47,014	(12,800)	(18,715)	(18,329)
Purchase of business, net of cash acquired	(1,460)	—	—	—	3,250	(1,460)	818
Purchases of fixed assets	(4,332)	(3,952)	(4,835)	(4,505)	(3,124)	(8,284)	(6,396)
Change in other assets	6,679	6,737	6,661	(6,885)	(7,144)	13,416	(36,769)
Net cash provided by (used for) investing activities	(122,401)	(233,267)	(413,125)	(461,596)	(83,773)	(355,668)	(39,154)
Financing Activities
Purchases of common shares under share repurchase program	—	(75,256)	—	(3,506)	(198,979)	(75,256)	(361,877)
Proceeds from common shares issued, net	(1,689)	202	4,164	(1,481)	2,590	(1,487)	2,178
Proceeds from borrowings	46,000	—	192,285	239,077	—	46,000	—
Repayments of borrowings	(105,000)	(74,171)	—	—	—	(179,171)	—
Change in cash collateral related to securities lending	(24,403)	43,118	35,347	(47,014)	12,800	18,715	18,329
Dividends paid to redeemable noncontrolling interests	(4,497)	(4,497)	(4,497)	(4,497)	(4,497)	(8,994)	(9,313)
Other	(31,338)	29,115	(92,376)	(4,555)	25,239	(2,223)	55,018
Preferred dividends paid	(5,485)	(5,484)	(5,485)	(5,484)	(5,485)	(10,969)	(10,969)
Net cash provided by (used for) financing activities	(126,412)	(86,973)	129,438	172,540	(168,332)	(213,385)	(306,634)
Effects of exchange rate changes on foreign currency cash	(11,238)	2,332	(3,093)	(8,619)	6,429	(8,906)	(39)
Increase (decrease) in cash	(41,370)	4,635	(96,453)	124,705	54,062	(36,735)	39,372
Cash beginning of period	557,961	553,326	649,779	525,074	471,012	553,326	485,702
Cash end of period	$516,591	$557,961	$553,326	$649,779	$525,074	$516,591	$525,074
Income taxes paid, net	$24,115	$2,504	$4,813	$9,468	$22,423	$26,619	$25,992
Interest paid	$27,711	$3,813	$27,533	$119	$24,565	$31,524	$25,076

Net cash provided by operating activities, excluding the ‘other’ segment	$152,934	$257,279	$98,521	$359,246	$231,762	$410,213	$247,361

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate (non-underwriting). The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman and Chief Executive Officer of ACGL, the President and Chief Operating Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three core underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).

•
Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.

•
Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.

•
Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.

•
Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.

•
Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.

•
Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.

•
Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Casualty: provides coverage to ceding company clients on third party liability and workers’ compensation exposures from ceding company clients, primarily on a treaty basis. Exposures include, among others, executive assurance, professional liability, workers’ compensation, excess and umbrella liability, excess motor and healthcare business.

•
Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.

•
Other specialty: provides coverage to ceding company clients for proportional motor and other lines including surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and political risk.

•
Property catastrophe: provides protection for most catastrophic losses that are covered in the underlying policies written by reinsureds, including hurricane, earthquake, flood, tornado, hail and fire, and coverage for other perils on a case-by-case basis. Property catastrophe reinsurance provides coverage on an excess of loss basis when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.

•
Property excluding property catastrophe: provides coverage for both personal lines and commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on both a proportional and excess of loss basis. In addition, facultative business is written which focuses on commercial property risks on an excess of loss basis.

•
Other. includes life reinsurance business on both a proportional and non-proportional basis, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.

Mortgage Segment

The mortgage segment includes the Company’s U.S. and international mortgage insurance and reinsurance operations as well as government sponsored enterprise (“GSE”) credit-risk sharing transactions. Arch Mortgage Insurance Company (“Arch MI U.S.”) is approved as an eligible mortgage insurer by Fannie Mae and Freddie Mac.

Corporate (Non-Underwriting) Segment

The corporate (non-underwriting) segment results include net investment income, other income (loss), corporate expenses, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and items related to the Company’s non-cumulative preferred shares. Such amounts exclude the results of the ‘other’ segment.

Other Segment

The ‘other’ segment includes the results of Watford Holdings Ltd. and its subsidiary Watford Re Ltd., a multi-line Bermuda reinsurance company, which was launched in March 2014. The Company acts as Watford Re’s reinsurance manager, and Highbridge Principal Strategies, LLC, a subsidiary of JPMorgan Chase & Co., manages Watford Re’s investment assets, each under a long term services agreement. Pursuant to generally accepted accounting principles, Watford Re is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, the Company consolidates the results of Watford Re in its consolidated financial statements, although it only owns approximately 11% of Watford Re’s common equity. Watford Re has its own management and board of directors that is responsible for its overall profitability. The portion of Watford’s earnings attributable to third party investors is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	June 30, 2016
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$762,043	$412,053	$118,434	$1,292,199	$109,285	$1,329,936
Premiums ceded	(246,875)	(119,951)	(6,969)	(373,464)	(4,457)	(306,373)
Net premiums written	515,168	292,102	111,465	918,735	104,828	1,023,563
Change in unearned premiums	12,482	(846)	(44,953)	(33,317)	15,739	(17,578)
Net premiums earned	527,650	291,256	66,512	885,418	120,567	1,005,985
Other underwriting income	—	20,118	4,137	24,255	969	25,224
Losses and loss adjustment expenses	(354,633)	(146,091)	(366)	(501,090)	(83,502)	(584,592)
Acquisition expenses, net	(77,317)	(55,796)	(8,523)	(141,636)	(33,645)	(175,281)
Other operating expenses	(92,371)	(37,115)	(23,991)	(153,477)	(6,113)	(159,590)
Underwriting income (loss)	$3,329	$72,372	$37,769	113,470	(1,724)	111,746

Net investment income				70,397	17,941	88,338
Net realized gains (losses)				40,927	27,291	68,218
Net impairment losses recognized in earnings				(5,343)	—	(5,343)
Equity in net income (loss) of investment funds accounted for using the equity method				8,737	—	8,737
Other income (loss)				(7)	—	(7)
Corporate expenses				(17,200)	—	(17,200)
Interest expense				(12,432)	(3,231)	(15,663)
Net foreign exchange gains (losses)				22,461	2,201	24,662
Income before income taxes				221,010	42,478	263,488
Income tax expense				(14,131)	—	(14,131)
Net income				206,879	42,478	249,357
Dividends attributable to redeemable noncontrolling interests				—	(4,586)	(4,586)
Amounts attributable to nonredeemable noncontrolling interests				—	(33,716)	(33,716)
Net income available to Arch				206,879	4,176	211,055
Preferred dividends				(5,485)	—	(5,485)
Net income available to Arch common shareholders				$201,394	$4,176	$205,570

Underwriting Ratios
Loss ratio	67.2%	50.2%	0.6%	56.6%	69.3%	58.1%
Acquisition expense ratio	14.7%	19.2%	12.8%	16.0%	27.9%	17.4%
Other operating expense ratio	17.5%	12.7%	36.1%	17.3%	5.1%	15.9%
Combined ratio	99.4%	82.1%	49.5%	89.9%	102.3%	91.4%

Net premiums written to gross premiums written	67.6%	70.9%	94.1%	71.1%	95.9%	77.0%

Total investable assets				$15,178,308	$1,703,431	$16,881,739
Total assets				22,205,182	2,206,735	24,411,917
Total liabilities				15,613,641	1,100,399	16,714,040

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	June 30, 2015
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$744,810	$342,101	$68,572	$1,155,253	$127,954	$1,199,209
Premiums ceded	(235,743)	(89,446)	(6,902)	(331,861)	(7,766)	(255,629)
Net premiums written	509,067	252,655	61,670	823,392	120,188	943,580
Change in unearned premiums	758	21,310	(9,211)	12,857	(12,999)	(142)
Net premiums earned	509,825	273,965	52,459	836,249	107,189	943,438
Other underwriting income	521	2,658	3,686	6,865	852	7,717
Losses and loss adjustment expenses	(320,926)	(111,183)	(9,639)	(441,748)	(77,678)	(519,426)
Acquisition expenses, net	(76,723)	(58,360)	(10,200)	(145,283)	(30,142)	(175,425)
Other operating expenses	(89,054)	(39,007)	(19,679)	(147,740)	(3,450)	(151,190)
Underwriting income (loss)	$23,643	$68,073	$16,627	108,343	(3,229)	105,114

Net investment income				67,171	19,792	86,963
Net realized gains (losses)				(26,860)	(8,865)	(35,725)
Net impairment losses recognized in earnings				(1,113)	—	(1,113)
Equity in net income (loss) of investment funds accounted for using the equity method				16,167	—	16,167
Other income (loss)				2,205	—	2,205
Corporate expenses				(17,418)	—	(17,418)
Interest expense				(4,011)	—	(4,011)
Net foreign exchange gains (losses)				(22,571)	2,988	(19,583)
Income before income taxes				121,913	10,686	132,599
Income tax expense				(6,780)	—	(6,780)
Net income				115,133	10,686	125,819
Dividends attributable to redeemable noncontrolling interests				—	(4,743)	(4,743)
Amounts attributable to nonredeemable noncontrolling interests				—	(5,286)	(5,286)
Net income available to Arch				115,133	657	115,790
Preferred dividends				(5,485)	—	(5,485)
Net income available to Arch common shareholders				$109,648	$657	$110,305

Underwriting Ratios
Loss ratio	62.9%	40.6%	18.4%	52.8%	72.5%	55.1%
Acquisition expense ratio	15.0%	21.3%	19.4%	17.4%	28.1%	18.6%
Other operating expense ratio	17.5%	14.2%	37.5%	17.7%	3.2%	16.0%
Combined ratio	95.4%	76.1%	75.3%	87.9%	103.8%	89.7%

Net premiums written to gross premiums written	68.3%	73.9%	89.9%	71.3%	93.9%	78.7%

Total investable assets				$14,513,554	$1,340,574	$15,854,128
Total assets				21,323,611	1,761,314	23,084,925
Total liabilities				15,299,256	648,278	15,947,534

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Six Months Ended
	June 30, 2016
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$1,560,596	$893,443	$229,714	$2,683,260	$257,891	$2,767,902
Premiums ceded	(495,664)	(280,517)	(11,736)	(787,424)	(8,929)	(623,104)
Net premiums written	1,064,932	612,926	217,978	1,895,836	248,962	2,144,798
Change in unearned premiums	(24,193)	(60,462)	(89,701)	(174,356)	(12,878)	(187,234)
Net premiums earned	1,040,739	552,464	128,277	1,721,480	236,084	1,957,564
Other underwriting income	—	20,443	7,930	28,373	1,898	30,271
Losses and loss adjustment expenses	(678,242)	(257,689)	(8,995)	(944,926)	(162,615)	(1,107,541)
Acquisition expenses, net	(151,671)	(110,583)	(16,908)	(279,162)	(66,584)	(345,746)
Other operating expenses	(178,232)	(73,570)	(48,606)	(300,408)	(11,451)	(311,859)
Underwriting income (loss)	$32,594	$131,065	$61,698	225,357	(2,668)	222,689

Net investment income				140,806	41,267	182,073
Net realized gains (losses)				72,789	32,753	105,542
Net impairment losses recognized in earnings				(12,982)	—	(12,982)
Equity in net income (loss) of investment funds accounted for using the equity method				15,392	—	15,392
Other income (loss)				(32)	—	(32)
Corporate expenses				(26,583)	—	(26,583)
Interest expense				(25,059)	(6,711)	(31,770)
Net foreign exchange gains (losses)				420	676	1,096
Income before income taxes				390,108	65,317	455,425
Income tax expense				(30,441)	—	(30,441)
Net income				359,667	65,317	424,984
Dividends attributable to redeemable noncontrolling interests				—	(9,173)	(9,173)
Amounts attributable to nonredeemable noncontrolling interests				—	(49,958)	(49,958)
Net income available to Arch				359,667	6,186	365,853
Preferred dividends				(10,969)	—	(10,969)
Net income available to Arch common shareholders				$348,698	$6,186	$354,884

Underwriting Ratios
Loss ratio	65.2%	46.6%	7.0%	54.9%	68.9%	56.6%
Acquisition expense ratio	14.6%	20.0%	13.2%	16.2%	28.2%	17.7%
Other operating expense ratio	17.1%	13.3%	37.9%	17.5%	4.9%	15.9%
Combined ratio	96.9%	79.9%	58.1%	88.6%	102.0%	90.2%

Net premiums written to gross premiums written	68.2%	68.6%	94.9%	70.7%	96.5%	77.5%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Six Months Ended
	June 30, 2015
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$1,510,963	$827,213	$129,113	$2,466,931	$256,587	$2,541,231
Premiums ceded	(459,893)	(226,015)	(15,572)	(701,122)	(11,821)	(530,656)
Net premiums written	1,051,070	601,198	113,541	1,765,809	244,766	2,010,575
Change in unearned premiums	(33,331)	(47,516)	(10,715)	(91,562)	(65,311)	(156,873)
Net premiums earned	1,017,739	553,682	102,826	1,674,247	179,455	1,853,702
Other underwriting income	948	4,087	11,404	16,439	2,814	19,253
Losses and loss adjustment expenses	(638,822)	(223,715)	(23,448)	(885,985)	(127,157)	(1,013,142)
Acquisition expenses, net	(151,801)	(114,964)	(20,618)	(287,383)	(51,118)	(338,501)
Other operating expenses	(177,173)	(77,051)	(40,048)	(294,272)	(5,455)	(299,727)
Underwriting income (loss)	$50,891	$142,039	$30,116	223,046	(1,461)	221,585

Net investment income				137,459	28,498	165,957
Net realized gains (losses)				38,649	8,974	47,623
Net impairment losses recognized in earnings				(6,912)	—	(6,912)
Equity in net income (loss) of investment funds accounted for using the equity method				22,056	—	22,056
Other income (loss)				317	—	317
Corporate expenses				(26,763)	—	(26,763)
Interest expense				(16,747)	—	(16,747)
Net foreign exchange gains (losses)				44,282	2,636	46,918
Income before income taxes				415,387	38,647	454,034
Income tax expense				(19,458)	—	(19,458)
Net income				395,929	38,647	434,576
Dividends attributable to redeemable noncontrolling interests				—	(9,651)	(9,651)
Amounts attributable to nonredeemable noncontrolling interests				—	(25,799)	(25,799)
Net income available to Arch				395,929	3,197	399,126
Preferred dividends				(10,969)	—	(10,969)
Net income available to Arch common shareholders				$384,960	$3,197	$388,157

Underwriting Ratios
Loss ratio	62.8%	40.4%	22.8%	52.9%	70.9%	54.7%
Acquisition expense ratio	14.9%	20.8%	20.1%	17.2%	28.5%	18.3%
Other operating expense ratio	17.4%	13.9%	38.9%	17.6%	3.0%	16.2%
Combined ratio	95.1%	75.1%	81.8%	87.7%	102.4%	89.2%

Net premiums written to gross premiums written	69.6%	72.7%	87.9%	71.6%	95.4%	79.1%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2016	2016	2015	2015	2015	2016	2015
Gross premiums written	$762,043	$798,553	$680,617	$752,438	$744,810	$1,560,596	$1,510,963
Premiums ceded	(246,875)	(248,789)	(229,011)	(209,443)	(235,743)	(495,664)	(459,893)
Net premiums written	515,168	549,764	451,606	542,995	509,067	1,064,932	1,051,070
Change in unearned premiums	12,482	(36,675)	52,919	(20,451)	758	(24,193)	(33,331)
Net premiums earned	527,650	513,089	504,525	522,544	509,825	1,040,739	1,017,739
Other underwriting income	—	—	526	519	521	—	948
Losses and loss adjustment expenses	(354,633)	(323,609)	(313,966)	(339,859)	(320,926)	(678,242)	(638,822)
Acquisition expenses, net	(77,317)	(74,354)	(70,440)	(77,076)	(76,723)	(151,671)	(151,801)
Other operating expenses	(92,371)	(85,861)	(92,623)	(84,620)	(89,054)	(178,232)	(177,173)
Underwriting income	$3,329	$29,265	$28,022	$21,508	$23,643	$32,594	$50,891

Underwriting Ratios
Loss ratio	67.2%	63.1%	62.2%	65.0%	62.9%	65.2%	62.8%
Acquisition expense ratio	14.7%	14.5%	14.0%	14.8%	15.0%	14.6%	14.9%
Other operating expense ratio	17.5%	16.7%	18.4%	16.2%	17.5%	17.1%	17.4%
Combined ratio	99.4%	94.3%	94.6%	96.0%	95.4%	96.9%	95.1%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	3.9%	0.1%	0.4%	1.6%	1.2%	2.0%	0.9%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(0.8)%	(0.8)%	(2.1)%	(1.4)%	(3.4)%	(0.8)%	(2.2)%
Combined ratio excluding catastrophic activity and prior year development (1)	96.3%	95.0%	96.3%	95.8%	97.6%	95.7%	96.4%

Net premiums written to gross premiums written	67.6%	68.8%	66.4%	72.2%	68.3%	68.2%	69.6%

(1)	See ‘Comments on Regulation G’ for further discussion.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Six Months Ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
	2016		2016		2015		2015		2015		2016		2015
Net premiums written
Professional lines (1)	$107,519	20.9%	$109,467	19.9%	$104,183	23.1%	$118,563	21.8%	$100,100	19.7%	$216,986	20.4%	$211,278	20.1%
Construction and national accounts	85,260	16.5%	104,474	19.0%	65,544	14.5%	60,320	11.1%	77,096	15.1%	189,734	17.8%	173,599	16.5%
Programs	75,420	14.6%	89,784	16.3%	78,753	17.4%	120,028	22.1%	106,179	20.9%	165,204	15.5%	224,376	21.3%
Excess and surplus casualty (2)	60,412	11.7%	53,657	9.8%	50,345	11.1%	51,170	9.4%	53,971	10.6%	114,069	10.7%	103,341	9.8%
Travel, accident and health	54,456	10.6%	57,263	10.4%	36,418	8.1%	49,386	9.1%	35,416	7.0%	111,719	10.5%	74,328	7.1%
Property, energy, marine and aviation	50,194	9.7%	49,975	9.1%	30,668	6.8%	51,802	9.5%	62,049	12.2%	100,169	9.4%	120,716	11.5%
Lenders products	25,254	4.9%	24,784	4.5%	30,877	6.8%	29,212	5.4%	24,011	4.7%	50,038	4.7%	46,827	4.5%
Other (3)	56,653	11.0%	60,360	11.0%	54,818	12.1%	62,514	11.5%	50,245	9.9%	117,013	11.0%	96,605	9.2%
Total	$515,168	100.0%	$549,764	100.0%	$451,606	100.0%	$542,995	100.0%	$509,067	100.0%	$1,064,932	100.0%	$1,051,070	100.0%

Client location
United States	$436,958	84.8%	$450,028	81.9%	$381,498	84.5%	$447,456	82.4%	$436,106	85.7%	$886,986	83.3%	$881,964	83.9%
Europe	34,318	6.7%	65,085	11.8%	41,337	9.2%	47,640	8.8%	30,761	6.0%	99,403	9.3%	98,043	9.3%
Asia and Pacific	22,855	4.4%	16,337	3.0%	14,391	3.2%	24,264	4.5%	14,000	2.8%	39,192	3.7%	25,983	2.5%
Other	21,037	4.1%	18,314	3.3%	14,380	3.2%	23,635	4.4%	28,200	5.5%	39,351	3.7%	45,080	4.3%
Total	$515,168	100.0%	$549,764	100.0%	$451,606	100.0%	$542,995	100.0%	$509,067	100.0%	$1,064,932	100.0%	$1,051,070	100.0%

Underwriting location
United States	$423,465	82.2%	$446,200	81.2%	$369,805	81.9%	$443,367	81.7%	$421,830	82.9%	$869,665	81.7%	$860,695	81.9%
Europe	74,373	14.4%	94,095	17.1%	67,636	15.0%	87,043	16.0%	70,901	13.9%	168,468	15.8%	163,319	15.5%
Other	17,330	3.4%	9,469	1.7%	14,165	3.1%	12,585	2.3%	16,336	3.2%	26,799	2.5%	27,056	2.6%
Total	$515,168	100.0%	$549,764	100.0%	$451,606	100.0%	$542,995	100.0%	$509,067	100.0%	$1,064,932	100.0%	$1,051,070	100.0%

Net premiums earned
Professional lines (1)	$108,556	20.6%	$104,944	20.5%	$103,393	20.5%	$106,283	20.3%	$107,420	21.1%	$213,500	20.5%	$215,292	21.2%
Construction and national accounts	84,414	16.0%	77,043	15.0%	77,762	15.4%	75,256	14.4%	71,580	14.0%	161,457	15.5%	143,810	14.1%
Programs	90,595	17.2%	98,501	19.2%	102,104	20.2%	115,502	22.1%	112,942	22.2%	189,096	18.2%	228,906	22.5%
Excess and surplus casualty (2)	57,155	10.8%	54,965	10.7%	50,669	10.0%	53,366	10.2%	51,709	10.1%	112,120	10.8%	104,056	10.2%
Travel, accident and health	59,821	11.3%	47,545	9.3%	39,949	7.9%	39,918	7.6%	39,979	7.8%	107,366	10.3%	73,711	7.2%
Property, energy, marine and aviation	47,076	8.9%	49,037	9.6%	52,115	10.3%	55,106	10.5%	53,825	10.6%	96,113	9.2%	108,906	10.7%
Lenders products	23,007	4.4%	24,402	4.8%	22,832	4.5%	23,956	4.6%	21,259	4.2%	47,409	4.6%	44,118	4.3%
Other (3)	57,026	10.8%	56,652	11.0%	55,701	11.0%	53,157	10.2%	51,111	10.0%	113,678	10.9%	98,940	9.7%
Total	$527,650	100.0%	$513,089	100.0%	$504,525	100.0%	$522,544	100.0%	$509,825	100.0%	$1,040,739	100.0%	$1,017,739	100.0%

(1)    Includes professional liability, executive assurance and healthcare business.
(2)    Includes casualty and contract binding business.
(3)    Includes alternative markets, excess workers’ compensation and surety business.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2016	2016	2015	2015	2015	2016	2015
Gross premiums written	$412,053	$481,390	$262,482	$329,327	$342,101	$893,443	$827,213
Premiums ceded	(119,951)	(160,566)	(62,417)	(92,182)	(89,446)	(280,517)	(226,015)
Net premiums written	292,102	320,824	200,065	237,145	252,655	612,926	601,198
Change in unearned premiums	(846)	(59,616)	62,957	23,286	21,310	(60,462)	(47,516)
Net premiums earned	291,256	261,208	263,022	260,431	273,965	552,464	553,682
Other underwriting income	20,118	325	3,736	2,783	2,658	20,443	4,087
Losses and loss adjustment expenses	(146,091)	(111,598)	(100,855)	(115,780)	(111,183)	(257,689)	(223,715)
Acquisition expenses, net	(55,796)	(54,787)	(53,252)	(55,416)	(58,360)	(110,583)	(114,964)
Other operating expenses	(37,115)	(36,455)	(41,629)	(37,131)	(39,007)	(73,570)	(77,051)
Underwriting income	$72,372	$58,693	$71,022	$54,887	$68,073	$131,065	$142,039

Underwriting Ratios
Loss ratio	50.2%	42.7%	38.3%	44.5%	40.6%	46.6%	40.4%
Acquisition expense ratio	19.2%	21.0%	20.2%	21.3%	21.3%	20.0%	20.8%
Other operating expense ratio	12.7%	14.0%	15.8%	14.3%	14.2%	13.3%	13.9%
Combined ratio	82.1%	77.7%	74.3%	80.1%	76.1%	79.9%	75.1%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	5.4%	1.4%	5.3%	4.0%	3.6%	3.5%	2.0%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(21.7)%	(18.0)%	(21.1)%	(18.5)%	(21.5)%	(19.9)%	(21.0)%
Combined ratio excluding catastrophic activity and prior year development (1)	98.4%	94.3%	90.1%	94.6%	94.0%	96.3%	94.1%

Net premiums written to gross premiums written	70.9%	66.6%	76.2%	72.0%	73.9%	68.6%	72.7%

(1)	See ‘Comments on Regulation G’ for further discussion.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Six Months Ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
	2016		2016		2015		2015		2015		2016		2015
Net premiums written
Other specialty (1)	$113,943	39.0%	$100,820	31.4%	$62,219	31.1%	$63,293	26.7%	$72,134	28.6%	$214,763	35.0%	$173,282	28.8%
Property excluding property catastrophe (2)	69,831	23.9%	73,723	23.0%	61,126	30.6%	72,456	30.6%	57,005	22.6%	143,554	23.4%	146,929	24.4%
Casualty (3)	61,555	21.1%	126,483	39.4%	57,062	28.5%	63,395	26.7%	64,778	25.6%	188,038	30.7%	182,636	30.4%
Property catastrophe	41,771	14.3%	(2,295)	(0.7)%	8,765	4.4%	21,366	9.0%	46,046	18.2%	39,476	6.4%	61,489	10.2%
Marine and aviation	1,463	0.5%	17,540	5.5%	8,308	4.2%	12,221	5.2%	9,461	3.7%	19,003	3.1%	30,305	5.0%
Other (4)	3,539	1.2%	4,553	1.4%	2,585	1.3%	4,414	1.9%	3,231	1.3%	8,092	1.3%	6,557	1.1%
Total	$292,102	100.0%	$320,824	100.0%	$200,065	100.0%	$237,145	100.0%	$252,655	100.0%	$612,926	100.0%	$601,198	100.0%

Pro rata	$146,231	50.1%	$112,209	35.0%	$139,978	70.0%	$138,367	58.3%	$128,976	51.0%	$258,440	42.2%	$259,211	43.1%
Excess of loss	145,871	49.9%	208,615	65.0%	60,087	30.0%	98,778	41.7%	123,679	49.0%	354,486	57.8%	341,987	56.9%
Total	$292,102	100.0%	$320,824	100.0%	$200,065	100.0%	$237,145	100.0%	$252,655	100.0%	$612,926	100.0%	$601,198	100.0%

Client location
United States	$126,449	43.3%	$134,506	41.9%	$70,187	35.1%	$128,830	54.3%	$130,780	51.8%	$260,955	42.6%	$271,467	45.2%
Europe	90,688	31.0%	131,828	41.1%	60,301	30.1%	48,359	20.4%	55,566	22.0%	222,516	36.3%	198,505	33.0%
Bermuda	14,685	5.0%	20,765	6.5%	18,592	9.3%	15,544	6.6%	22,503	8.9%	35,450	5.8%	46,752	7.8%
Asia and Pacific	40,090	13.7%	16,710	5.2%	24,254	12.1%	31,492	13.3%	24,729	9.8%	56,800	9.3%	38,863	6.5%
Other	20,190	6.9%	17,015	5.3%	26,731	13.4%	12,920	5.4%	19,077	7.6%	37,205	6.1%	45,611	7.6%
Total	$292,102	100.0%	$320,824	100.0%	$200,065	100.0%	$237,145	100.0%	$252,655	100.0%	$612,926	100.0%	$601,198	100.0%

Underwriting location
Bermuda	$108,638	37.2%	$48,415	15.1%	$50,684	25.3%	$56,718	23.9%	$89,363	35.4%	$157,053	25.6%	$174,583	29.0%
United States	100,436	34.4%	140,250	43.7%	81,450	40.7%	117,216	49.4%	102,057	40.4%	240,686	39.3%	240,524	40.0%
Europe	71,804	24.6%	122,738	38.3%	59,503	29.7%	53,717	22.7%	63,587	25.2%	194,542	31.7%	185,570	30.9%
Other	11,224	3.8%	9,421	2.9%	8,428	4.2%	9,494	4.0%	(2,352)	(0.9)%	20,645	3.4%	521	0.1%
Total	$292,102	100.0%	$320,824	100.0%	$200,065	100.0%	$237,145	100.0%	$252,655	100.0%	$612,926	100.0%	$601,198	100.0%

Net premiums earned
Other specialty (1)	$109,493	37.6%	$74,249	28.4%	$74,916	28.5%	$72,337	27.8%	$80,256	29.3%	$183,742	33.3%	$164,054	29.6%
Property excluding property catastrophe (2)	65,487	22.5%	71,953	27.5%	73,856	28.1%	72,267	27.7%	69,600	25.4%	137,440	24.9%	149,364	27.0%
Casualty (3)	80,157	27.5%	76,053	29.1%	78,621	29.9%	75,061	28.8%	83,186	30.4%	156,210	28.3%	156,567	28.3%
Property catastrophe	19,823	6.8%	17,953	6.9%	21,945	8.3%	23,325	9.0%	24,325	8.9%	37,776	6.8%	51,595	9.3%
Marine and aviation	12,559	4.3%	17,878	6.8%	11,064	4.2%	13,708	5.3%	13,423	4.9%	30,437	5.5%	26,036	4.7%
Other (4)	3,737	1.3%	3,122	1.2%	2,620	1.0%	3,733	1.4%	3,175	1.2%	6,859	1.2%	6,066	1.1%
Total	$291,256	100.0%	$261,208	100.0%	$263,022	100.0%	$260,431	100.0%	$273,965	100.0%	$552,464	100.0%	$553,682	100.0%

Pro rata	$153,933	52.9%	$139,693	53.5%	$134,145	51.0%	$132,090	50.7%	$143,835	52.5%	$293,626	53.1%	$297,350	53.7%
Excess of loss	137,323	47.1%	121,515	46.5%	128,877	49.0%	128,341	49.3%	130,130	47.5%	258,838	46.9%	256,332	46.3%
Total	$291,256	100.0%	$261,208	100.0%	$263,022	100.0%	$260,431	100.0%	$273,965	100.0%	$552,464	100.0%	$553,682	100.0%
(1)    Includes proportional motor, surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and other.        (2)  Includes facultative business.
(3)      Includes executive assurance, professional liability, workers’ compensation, excess motor, healthcare and other.                (4) Includes life, casualty clash and other.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2016	2016	2015	2015	2015	2016	2015
Gross premiums written	$118,434	$111,280	$91,787	$74,657	$68,572	$229,714	$129,113
Premiums ceded	(6,969)	(4,767)	(4,660)	(7,832)	(6,902)	(11,736)	(15,572)
Net premiums written	111,465	106,513	87,127	66,825	61,670	217,978	113,541
Change in unearned premiums	(44,953)	(44,748)	(30,391)	(12,277)	(9,211)	(89,701)	(10,715)
Net premiums earned	66,512	61,765	56,736	54,548	52,459	128,277	102,826
Other underwriting income (1)	4,137	3,793	3,461	3,565	3,686	7,930	11,404
Losses and loss adjustment expenses	(366)	(8,629)	(7,237)	(9,562)	(9,639)	(8,995)	(23,448)
Acquisition expenses, net	(8,523)	(8,385)	(14,030)	(10,428)	(10,200)	(16,908)	(20,618)
Other operating expenses	(23,991)	(24,615)	(21,274)	(21,048)	(19,679)	(48,606)	(40,048)
Underwriting income	$37,769	$23,929	$17,656	$17,075	$16,627	$61,698	$30,116

Underwriting Ratios
Loss ratio	0.6%	14.0%	12.8%	17.5%	18.4%	7.0%	22.8%
Acquisition expense ratio	12.8%	13.6%	24.7%	19.1%	19.4%	13.2%	20.1%
Other operating expense ratio	36.1%	39.9%	37.5%	38.6%	37.5%	37.9%	38.9%
Combined ratio	49.5%	67.5%	75.0%	75.2%	75.3%	58.1%	81.8%

Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(16.6)%	(4.4)%	(8.1)%	(7.3)%	(2.1)%	(10.8)%	(3.8)%
Combined ratio excluding prior year development (2)	66.1%	71.9%	83.1%	82.5%	77.4%	68.9%	85.6%

Net premiums written to gross premiums written	94.1%	95.7%	94.9%	89.5%	89.9%	94.9%	87.9%

Net premiums written by client location
United States	$66,261	$55,803	$51,724	$48,611	$47,460	$122,064	$93,282
Other	45,204	50,710	35,403	18,214	14,210	95,914	20,259
Total	$111,465	$106,513	$87,127	$66,825	$61,670	$217,978	$113,541
United States %	59.4%	52.4%	59.4%	72.7%	77.0%	56.0%	82.2%
Other %	40.6%	47.6%	40.6%	27.3%	23.0%	44.0%	17.8%

Net premiums written by underwriting location
United States	$42,442	$35,330	$33,474	$33,298	$30,589	$77,772	$58,545
Other	69,023	71,183	53,653	33,527	31,081	140,206	54,996
Total	$111,465	$106,513	$87,127	$66,825	$61,670	$217,978	$113,541
United States %	38.1%	33.2%	38.4%	49.8%	49.6%	35.7%	51.6%
Other %	61.9%	66.8%	61.6%	50.2%	50.4%	64.3%	48.4%

(1)     Represents income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.
(2)    See ‘Comments on Regulation G’ for further discussion.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	June 30, 2016		March 31, 2016		December 31, 2015		September 30, 2015
Insurance In Force (IIF) (1)
U.S. mortgage insurance	$33,367	30.7%	$28,433	30.9%	$27,101	35.5%	$25,697	39.8%
Mortgage reinsurance	22,242	20.5%	22,393	24.3%	20,876	27.3%	19,550	30.3%
Other (2)	52,926	48.8%	41,172	44.8%	28,415	37.2%	19,357	30.0%
Total	$108,535	100.0%	$91,998	100.0%	$76,392	100.0%	$64,604	100.0%
Risk In Force (RIF) (3)
U.S. mortgage insurance	$8,396	64.8%	$7,165	62.5%	$6,826	63.9%	$6,467	65.1%
Mortgage reinsurance	2,567	19.8%	2,661	23.2%	2,653	24.8%	2,676	26.9%
Other (2)	1,993	15.4%	1,636	14.3%	1,206	11.3%	796	8.0%
Total	$12,956	100.0%	$11,462	100.0%	$10,685	100.0%	$9,939	100.0%

Supplemental disclosures for U.S. mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$4,766	56.8%	$3,995	55.8%	$3,763	55.1%	$3,532	54.6%
680-739	2,779	33.1%	2,354	32.9%	2,237	32.8%	2,114	32.7%
620-679	753	9.0%	712	9.9%	717	10.5%	705	10.9%
<620	98	1.2%	104	1.5%	109	1.6%	116	1.8%
Total	$8,396	100.0%	$7,165	100.0%	$6,826	100.0%	$6,467	100.0%
Weighted average FICO score	741		739		738		737

Total RIF by Loan-To-Value (LTV):
95.01% and above	$1,135	13.5%	$1,052	14.7%	$1,050	15.4%	$1,045	16.2%
90.01% to 95.00%	4,379	52.2%	3,677	51.3%	3,472	50.9%	3,252	50.3%
85.01% to 90.00%	2,438	29.0%	2,056	28.7%	1,942	28.5%	1,831	28.3%
85.00% and below	444	5.3%	380	5.3%	362	5.3%	339	5.2%
Total	$8,396	100.0%	$7,165	100.0%	$6,826	100.0%	$6,467	100.0%
Weighted average LTV	92.9%		93.0%		93.0%		93.2%

Total RIF by State:
California	$727	8.7%	$622	8.7%	$599	8.8%	$570	8.8%
Wisconsin	620	7.4%	585	8.2%	581	8.5%	574	8.9%
Texas	469	5.6%	401	5.6%	380	5.6%	355	5.5%
Florida	422	5.0%	345	4.8%	327	4.8%	310	4.8%
Minnesota	351	4.2%	319	4.5%	315	4.6%	306	4.7%
Massachusetts	330	3.9%	262	3.7%	249	3.6%	235	3.6%
Virginia	300	3.6%	237	3.3%	218	3.2%	213	3.3%
Washington	279	3.3%	261	3.6%	259	3.8%	247	3.8%
Illinois	279	3.3%	218	3.0%	202	3.0%	187	2.9%
Ohio	260	3.1%	212	3.0%	203	3.0%	191	3.0%
Others	4,359	51.9%	3,703	51.7%	3,493	51.2%	3,279	50.7%
Total	$8,396	100.0%	$7,165	100.0%	$6,826	100.0%	$6,467	100.0%

Weighted average coverage (end of period RIF divided by IIF)	25.2%		25.2%		25.2%		25.2%
Analysts’ persistency (4)	75.6%		74.2%		75.6%		76.0%
Risk-to-capital ratio (5)	12.4:1		11.1:1		10.5:1		10.1:1

(1)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.     (2)    Includes GSE credit risk-sharing transactions and international insurance business.

(3)	The aggregate dollar amount of each insured mortgage loan’s current principal balance (4) Represents the % of IIF at the beginning of a 12-month period that remained in force at the end of the period.

multiplied by the insurance coverage percentage specified in the policy for insurance policies	(5) Represents total current (non-delinquent) RIF, net of reinsurance, divided by total statutory capital. Ratio

issued and after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions.	calculated for Arch MI U.S. only (estimate for June 30, 2016).

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended								Six Months Ended
	June 30, 2016		March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2016
Supplemental disclosures for U.S. mortgage insurance:
Total new insurance written (NIW) (1)	$6,420		$2,906		$2,575		$3,179		$9,326

Total NIW by credit quality (FICO score):
>=740	$3,950	61.5%	$1,808	62.2%	$1,543	59.9%	$1,973	62.1%	$5,758	61.7%
680-739	2,162	33.7%	959	33.0%	842	32.7%	976	30.7%	3,121	33.5%
620-679	307	4.8%	139	4.8%	190	7.4%	230	7.2%	446	4.8%
<620	1	—%	—	—%	—	—%	—	—%	1	—%
Total	$6,420	100.0%	$2,906	100.0%	$2,575	100.0%	$3,179	100.0%	$9,326	100.0%

Total NIW by LTV:
95.01% and above	$551	8.6%	$175	6.0%	$164	6.4%	$219	6.9%	$726	7.8%
90.01% to 95.00%	2,983	46.5%	1,233	42.4%	1,164	45.2%	1,458	45.9%	4,216	45.2%
85.01% to 90.00%	2,078	32.4%	1,021	35.1%	856	33.2%	1,054	33.2%	3,099	33.2%
85.01% and below	808	12.6%	477	16.4%	391	15.2%	448	14.1%	1,285	13.8%
Total	$6,420	100.0%	$2,906	100.0%	$2,575	100.0%	$3,179	100.0%	$9,326	100.0%

Total NIW purchase vs. refinance:
Purchase	$5,309	82.7%	$2,055	70.7%	$1,923	74.7%	$2,483	78.1%	$7,364	79.0%
Refinance	1,111	17.3%	851	29.3%	652	25.3%	696	21.9%	1,962	21.0%
Total	$6,420	100.0%	$2,906	100.0%	$2,575	100.0%	$3,179	100.0%	$9,326	100.0%

Ending number of policies in force (PIF)	172,666		153,984		148,943		143,335

Rollforward of insured loans in default:
Beginning delinquent number of loans	2,325		2,702		2,757		2,850		2,702
Plus: new notices	1,033		1,048		1,134		1,196		2,081
Less: cures	(919)		(1,206)		(987)		(1,057)		(2,125)
Less: paid claims	(193)		(222)		(205)		(233)		(415)
Less: delinquent rescissions and denials	(1)		3		3		1		2
Ending delinquent number of loans	2,245		2,325		2,702		2,757		2,245

Ending percentage of loans in default	1.3%		1.5%		1.8%		1.9%

Losses:
Number of claims paid	193		222		205		233		415
Total paid claims (in thousands)	$7,744		$9,168		$8,093		$9,036		$16,912
Average per claim (in thousands)	$40.1		$41.3		$39.5		$38.8		$40.8
Severity (2)	94.8%		93.9%		96.2%		91.7%		94.8%

Average reserve per default (in thousands)	$27.8		$32.1		$29.1		$30.6

(1)    The original principal balance of all loans that received coverage during the period.
(2)    Represents total paid claims divided by RIF of loans for which claims were paid.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2016	2016	2015	2015	2015	2016	2015
Components of losses and loss adjustment expenses incurred (1)
Paid losses and loss adjustment expenses	$484,033	$391,543	$445,914	$467,855	$465,053	$875,576	$897,687
Change in unpaid losses and loss adjustment expenses	17,057	52,293	(23,856)	(2,654)	(23,305)	69,350	(11,702)
Total losses and loss adjustment expenses	$501,090	$443,836	$422,058	$465,201	$441,748	$944,926	$885,985

Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments (1)
Net impact on underwriting results:
Insurance	$(4,133)	$(4,177)	$(10,561)	$(7,572)	$(17,167)	$(8,310)	$(22,122)
Reinsurance	(63,187)	(46,943)	(55,411)	(48,075)	(58,802)	(110,130)	(116,081)
Mortgage	(11,066)	(2,735)	(4,579)	(3,965)	(1,108)	(13,801)	(3,920)
Total	$(78,386)	$(53,855)	$(70,551)	$(59,612)	$(77,077)	$(132,241)	$(142,123)
Impact on losses and loss adjustment expenses:
Insurance	$(4,905)	$(6,150)	$(10,030)	$(9,867)	$(18,595)	$(11,055)	$(27,349)
Reinsurance	(69,836)	(47,364)	(59,091)	(49,941)	(57,798)	(117,200)	(115,809)
Mortgage	(11,066)	(2,735)	(4,579)	(3,975)	(1,125)	(13,801)	(3,740)
Total	$(85,807)	$(56,249)	$(73,700)	$(63,783)	$(77,518)	$(142,056)	$(146,898)
Impact on acquisition expenses:
Insurance	$772	$1,973	$(531)	$2,295	$1,428	$2,745	$5,227
Reinsurance	6,649	421	3,680	1,866	(1,004)	7,070	(272)
Mortgage	—	—	—	10	17	—	(180)
Total	$7,421	$2,394	$3,149	$4,171	$441	$9,815	$4,775
Impact on combined ratio:
Insurance	(0.8)%	(0.8)%	(2.1)%	(1.4)%	(3.4)%	(0.8)%	(2.2)%
Reinsurance	(21.7)%	(18.0)%	(21.1)%	(18.5)%	(21.5)%	(19.9)%	(21.0)%
Mortgage	(16.6)%	(4.4)%	(8.1)%	(7.3)%	(2.1)%	(10.8)%	(3.8)%
Total	(8.9)%	(6.4)%	(8.6)%	(7.1)%	(9.2)%	(7.7)%	(8.5)%
Impact on loss ratio:
Insurance	(0.9)%	(1.2)%	(2.0)%	(1.9)%	(3.6)%	(1.1)%	(2.7)%
Reinsurance	(24.0)%	(18.1)%	(22.5)%	(19.2)%	(21.1)%	(21.2)%	(20.9)%
Mortgage	(16.6)%	(4.4)%	(8.1)%	(7.3)%	(2.1)%	(10.8)%	(3.6)%
Total	(9.7)%	(6.7)%	(8.9)%	(7.6)%	(9.3)%	(8.3)%	(8.8)%
Impact on acquisition expense ratio:
Insurance	0.1%	0.4%	(0.1)%	0.5%	0.2%	0.3%	0.5%
Reinsurance	2.3%	0.1%	1.4%	0.7%	(0.4)%	1.3%	(0.1)%
Mortgage	—%	—%	—%	—%	—%	—%	(0.2)%
Total	0.8%	0.3%	0.3%	0.5%	0.1%	0.6%	0.3%

Estimated net losses incurred from current accident year catastrophic events (2)
Insurance	$20,592	$428	$1,888	$8,545	$6,019	$21,020	$9,200
Reinsurance	15,705	3,774	13,972	10,302	9,842	19,479	11,272
Total	$36,297	$4,202	$15,860	$18,847	$15,861	$40,499	$20,472
Impact on combined ratio:
Insurance	3.9%	0.1%	0.4%	1.6%	1.2%	2.0%	0.9%
Reinsurance	5.4%	1.4%	5.3%	4.0%	3.6%	3.5%	2.0%
Total	4.1%	0.5%	1.9%	2.3%	1.9%	2.4%	1.2%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
Equals estimated losses from catastrophic events occurring in the current accident year, net of reinsurance and reinstatement premiums. Amounts shown for the insurance segment are for named catastrophic events only. Amounts shown for the reinsurance segment include (i) named events with over $5 million of losses incurred by its Bermuda and Europe operations and (ii) all catastrophe losses incurred by its U.S. operations. Amounts not applicable for the mortgage segment.

21

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics

The following table summarizes the Company’s investable assets and portfolio metrics (1):

(U.S. Dollars in thousands)	June 30,		March 31,		December 31,		September 30,		June 30,
	2016		2016		2015		2015		2015
Investable assets (1) (2):
Fixed maturities available for sale, at fair value	$11,050,464	72.8%	$10,645,257	71.2%	$10,459,353	71.4%	$10,560,635	71.7%	$9,927,603	68.4%
Fixed maturities, at fair value (3)	377,482	2.5%	371,298	2.5%	367,780	2.5%	341,131	2.3%	387,941	2.7%
Fixed maturities pledged under securities lending agreements, at fair value	319,672	2.1%	558,603	3.7%	373,304	2.5%	285,632	1.9%	373,969	2.6%
Total fixed maturities	11,747,618	77.4%	11,575,158	77.4%	11,200,437	76.5%	11,187,398	75.9%	10,689,513	73.7%
Short-term investments available for sale, at fair value	853,531	5.6%	623,844	4.2%	587,904	4.0%	708,428	4.8%	875,727	6.0%
Short-term investments pledged under securities lending agreements, at fair value	—	—%	6,000	—%	—	—%	—	—%	—	—%
Cash	442,066	2.9%	479,545	3.2%	444,776	3.0%	521,137	3.5%	470,011	3.2%
Equity securities available for sale, at fair value	490,815	3.2%	506,915	3.4%	618,405	4.2%	606,259	4.1%	701,623	4.8%
Equity securities, at fair value (3)	7,090	—%	437	—%	798	—%	78	—%	248	—%
Equity securities pledged under securities lending agreements, at fair value	11,101	0.1%	16,163	0.1%	10,777	0.1%	—	—%	—	—%
Other investments available for sale, at fair value	182,957	1.2%	195,079	1.3%	300,476	2.1%	281,014	1.9%	377,677	2.6%
Other investments, at fair value (3)	1,003,621	6.6%	1,010,450	6.8%	908,809	6.2%	891,484	6.1%	899,763	6.2%
Investments accounted for using the equity method (4)	685,766	4.5%	628,832	4.2%	592,973	4.0%	589,277	4.0%	472,926	3.3%
Securities transactions entered into but not settled at the balance sheet date	(246,257)	(1.6)%	(88,129)	(0.6)%	(20,524)	(0.1)%	(51,343)	(0.3)%	26,066	0.2%
Total investable assets managed by the Company	$15,178,308	100.0%	$14,954,294	100.0%	$14,644,831	100.0%	$14,733,732	100.0%	$14,513,554	100.0%

Average effective duration (in years)	3.85		3.56		3.43		3.42		3.05
Average S&P/Moody’s credit ratings (5)	AA/Aa2		AA/Aa2		AA/Aa2		AA/Aa2		AA/Aa2
Embedded book yield (before investment expenses)	1.92%		2.07%		2.16%		2.10%		2.07%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results. Such amounts are summarized as follows:

(U.S. Dollars in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2016	2016	2015	2015	2015
Investable assets in ‘other’ segment:
Cash	$74,525	$78,416	$108,550	$128,642	$55,063
Investments accounted for using the fair value option	1,677,836	1,757,147	1,617,107	1,550,472	1,325,535
Securities sold but not yet purchased	(54,668)	(48,279)	(30,583)	(25,384)	—
Securities transactions entered into but not settled at the balance sheet date	5,738	(77,422)	1,033	(60,207)	(40,024)
Total investable assets included in ‘other’ segment	$1,703,431	$1,709,862	$1,696,107	$1,593,523	$1,340,574

(2)    This table excludes the collateral received and reinvested and includes the securities pledged under securities lending agreements, at fair value.
(3)    Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.

(4)
Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as an unrealized gain or loss component of accumulated other comprehensive income.

(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

22

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2016	2016	2015	2015	2015	2016	2015
Composition of net investment income (1):
Fixed maturities	$64,365	$59,001	$58,942	$58,888	$61,191	$123,366	$123,559
Term loan investments (2)	5,669	4,858	5,639	4,810	4,566	10,527	8,841
Equity securities (dividends)	3,984	3,756	5,111	3,807	2,742	7,740	5,421
Short-term investments	618	458	121	75	183	1,076	378
Other (3)	8,152	13,672	8,259	10,253	10,472	21,824	23,209
Gross investment income	82,788	81,745	78,072	77,833	79,154	164,533	161,408
Investment expenses	(12,391)	(11,336)	(11,102)	(10,582)	(11,983)	(23,727)	(23,949)
Net investment income	$70,397	$70,409	$66,970	$67,251	$67,171	$140,806	$137,459
Per share	$0.57	$0.57	$0.53	$0.54	$0.53	$1.13	$1.08

Investment income yield, at amortized cost (1) (4):
Pre-tax	2.08%	2.13%	2.02%	2.04%	2.05%	2.06%	2.07%
After-tax	1.91%	1.91%	1.82%	1.86%	1.90%	1.88%	1.92%

Total return (1) (5):
Including effects of foreign exchange	1.27%	1.82%	(0.33)%	(0.31)%	(0.04)%	3.11%	1.07%
Excluding effects of foreign exchange	1.63%	1.48%	(0.10)%	0.04%	(0.38)%	3.14%	1.68%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Included in “investments accounted for using the fair value option” on the Company’s balance sheet.

(3)	Includes income on other investments, funds held balances, cash balances and other.

(4)
Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.

(5)
Includes net investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains or losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Amortized Cost	Fair Value / Amortized Cost	% of Total
At June 30, 2016
Corporates	$3,117,847	$67,087	$(16,531)	$50,556	$3,067,291	101.6%	26.5%
Non-U.S. government-backed corporates	92,756	1,350	(1,104)	246	92,510	100.3%	0.8%
U.S. government and government agencies	2,701,042	33,940	(749)	33,191	2,667,851	101.2%	23.0%
Agency mortgage-backed securities	584,429	7,339	(219)	7,120	577,309	101.2%	5.0%
Non-agency mortgage-backed securities	90,022	5,634	(958)	4,676	85,346	105.5%	0.8%
Agency commercial mortgage-backed securities	79,238	1,866	(251)	1,615	77,623	102.1%	0.7%
Non-agency commercial mortgage-backed securities	545,153	11,988	(753)	11,235	533,918	102.1%	4.6%
Municipal bonds	1,897,128	47,135	(678)	46,457	1,850,671	102.5%	16.1%
Non-U.S. government securities	1,274,237	46,672	(37,074)	9,598	1,264,639	100.8%	10.8%
Asset-backed securities	1,365,766	13,492	(5,413)	8,079	1,357,687	100.6%	11.6%
Total	$11,747,618	$236,503	$(63,730)	$172,773	$11,574,845	101.5%	100.0%

At December 31, 2015
Corporates	$2,881,952	$15,033	$(57,050)	$(42,017)	$2,923,969	98.6%	25.7%
Non-U.S. government-backed corporates	78,742	945	(3,458)	(2,513)	81,255	96.9%	0.7%
U.S. government and government agencies	2,423,455	6,228	(9,978)	(3,750)	2,427,205	99.8%	21.6%
Agency mortgage-backed securities	562,162	1,925	(3,612)	(1,687)	563,849	99.7%	5.0%
Non-agency mortgage-backed securities	250,395	7,947	(1,722)	6,225	244,170	102.5%	2.2%
Agency commercial mortgage-backed securities	75,252	239	(278)	(39)	75,291	99.9%	0.7%
Non-agency commercial mortgage-backed securities	688,900	3,030	(6,700)	(3,670)	692,570	99.5%	6.2%
Municipal bonds	1,626,281	27,014	(1,534)	25,480	1,600,801	101.6%	14.5%
Non-U.S. government securities	992,792	10,414	(39,122)	(28,708)	1,021,500	97.2%	8.9%
Asset-backed securities	1,620,506	3,307	(12,951)	(9,644)	1,630,150	99.4%	14.5%
Total	$11,200,437	$76,082	$(136,405)	$(60,323)	$11,260,760	99.5%	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	June 30,		March 31,		December 31,		September 30,		June 30,
	2016		2016		2015		2015		2015
Credit quality distribution of total fixed maturities (2) (3):
U.S. government and government agencies (4)	$3,364,709	28.6%	$3,611,793	31.2%	$3,060,869	27.3%	$2,997,450	26.8%	$2,593,318	24.3%
AAA	3,421,385	29.1%	3,797,393	32.8%	4,000,750	35.7%	3,815,981	34.1%	3,639,910	34.1%
AA	2,255,666	19.2%	1,524,692	13.2%	1,651,760	14.7%	1,978,961	17.7%	1,967,666	18.4%
A	1,541,075	13.1%	1,512,085	13.1%	1,431,138	12.8%	1,474,976	13.2%	1,474,583	13.8%
BBB	525,084	4.5%	484,968	4.2%	457,251	4.1%	335,514	3.0%	337,517	3.2%
BB	232,859	2.0%	233,348	2.0%	203,426	1.8%	195,888	1.8%	212,561	2.0%
B	151,549	1.3%	164,744	1.4%	138,770	1.2%	137,324	1.2%	170,859	1.6%
Lower than B	96,726	0.8%	100,441	0.9%	130,545	1.2%	132,107	1.2%	136,784	1.3%
Not rated	158,565	1.3%	145,694	1.3%	125,928	1.1%	119,197	1.1%	156,315	1.5%
Total fixed maturities, at fair value	$11,747,618	100.0%	$11,575,158	100.0%	$11,200,437	100.0%	$11,187,398	100.0%	$10,689,513	100.0%

Maturity profile of total fixed maturities (2):
Due in one year or less	$272,242	2.3%	$295,627	2.6%	$357,343	3.2%	$349,574	3.1%	$387,896	3.6%
Due after one year through five years	5,225,233	44.5%	5,391,177	46.6%	4,790,737	42.8%	4,639,733	41.5%	4,288,771	40.1%
Due after five years through ten years	2,907,672	24.8%	2,561,411	22.1%	2,318,165	20.7%	2,677,172	23.9%	2,556,513	23.9%
Due after 10 years	677,863	5.8%	642,505	5.6%	536,977	4.8%	468,086	4.2%	376,573	3.5%
	9,083,010	77.3%	8,890,720	76.8%	8,003,222	71.5%	8,134,565	72.7%	7,609,753	71.2%
Mortgage-backed securities	674,451	5.7%	714,001	6.2%	812,557	7.3%	869,311	7.8%	896,245	8.4%
Commercial mortgage-backed securities	624,391	5.3%	577,853	5.0%	764,152	6.8%	810,973	7.2%	832,159	7.8%
Asset-backed securities	1,365,766	11.6%	1,392,584	12.0%	1,620,506	14.5%	1,372,549	12.3%	1,351,356	12.6%
Total fixed maturities, at fair value	$11,747,618	100.0%	$11,575,158	100.0%	$11,200,437	100.0%	$11,187,398	100.0%	$10,689,513	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	This table excludes the collateral received and reinvested and includes the fixed maturities pledged under securities lending agreements, at fair value.
(3)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(4)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector, excluding government-backed securities (1):

(U.S. Dollars in thousands)	June 30,		March 31,		December 31,		September 30,		June 30,
	2016		2016		2015		2015		2015
Sector:
Industrials	$1,634,205	52.4%	$1,594,202	52.4%	$1,508,734	52.4%	$1,601,879	55.3%	$1,705,524	57.3%
Financials	1,025,714	32.9%	966,692	31.8%	997,189	34.6%	933,181	32.2%	896,655	30.1%
Utilities	225,403	7.2%	207,371	6.8%	180,405	6.3%	147,777	5.1%	147,563	5.0%
Covered bonds	154,194	4.9%	171,101	5.6%	163,739	5.7%	162,139	5.6%	171,368	5.8%
All other (2)	78,331	2.5%	104,026	3.4%	31,885	1.1%	52,113	1.8%	54,936	1.8%
Total fixed maturities, at fair value	$3,117,847	100.0%	$3,043,392	100.0%	$2,881,952	100.0%	$2,897,089	100.0%	$2,976,046	100.0%

Credit quality distribution (3):
AAA	$291,686	9.4%	$393,737	12.9%	$358,305	12.4%	$416,453	14.4%	$429,889	14.4%
AA	832,197	26.7%	702,772	23.1%	735,432	25.5%	778,614	26.9%	778,677	26.2%
A	1,134,859	36.4%	1,138,261	37.4%	1,064,965	37.0%	1,109,506	38.3%	1,101,592	37.0%
BBB	420,279	13.5%	377,529	12.4%	359,903	12.5%	243,870	8.4%	243,514	8.2%
BB	184,652	5.9%	174,657	5.7%	154,050	5.3%	150,066	5.2%	161,134	5.4%
B	134,024	4.3%	147,395	4.8%	123,534	4.3%	120,056	4.1%	152,712	5.1%
Lower than B	20,416	0.7%	17,657	0.6%	11,844	0.4%	9,234	0.3%	10,332	0.3%
Not rated	99,734	3.2%	91,384	3.0%	73,919	2.6%	69,290	2.4%	98,196	3.3%
Total fixed maturities, at fair value	$3,117,847	100.0%	$3,043,392	100.0%	$2,881,952	100.0%	$2,897,089	100.0%	$2,976,046	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Includes sovereign securities, supranational securities and other.
(3)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at June 30, 2016, excluding government-backed securities and covered bonds (1):

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (2)
Issuer:
Apple Inc.	$71,396	2.3%	0.5%	AA+/Aa1
Wells Fargo & Company	70,956	2.3%	0.5%	A+/Aa3
Coca-Cola Co	70,063	2.2%	0.5%	AA-/Aa3
Microsoft Corporation	61,400	2.0%	0.4%	AAA/Aaa
Oracle Corporation	59,000	1.9%	0.4%	AA-/A1
MassMutual Global Funding II	54,483	1.7%	0.4%	AA+/Aa2
Royal Dutch Shell PLC	53,894	1.7%	0.4%	A+/Aa2
Anheuser Busch Inbev SA	45,574	1.5%	0.3%	A-/A3
JPMorgan Chase & Co	42,737	1.4%	0.3%	A-/A3
Toyota Motor Corporation	42,733	1.4%	0.3%	AA-/Aa3
Total	$572,236	18.4%	3.8%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Average credit ratings assigned by S&P and Moody’s, respectively.

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at June 30, 2016, excluding amounts guaranteed by U.S. government agencies (1):

(U.S. Dollars in thousands)			Average	Estimated Fair Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable		Non-Agency	Non-Agency
	Year	Cost	Quality	Total	Cost	Assets	Additional Statistics:	MBS	CMBS (2)
Non-agency MBS:	2003-2008	$64,394	CC-	$68,802	106.8%	0.5%	Wtd. average loan age (months)	114	32
	2009	453	AA	453	100.0%	—%	Wtd. average life (months) (3)	47	81
	2010	1,067	NR	1,142	107.0%	—%	Wtd. average loan-to-value % (4)	62.5%	56.8%
	2014	2,240	NR	2,205	98.4%	—%	Total delinquencies (5)	15.6%	0.7%
	2015	16,215	A	16,434	101.4%	0.1%	Current credit support % (6)	8.0%	37.1%
	2016	977	C-	986	100.9%	—%
Total non-agency MBS		$85,346	CC+	$90,022	105.5%	0.6%

Non-agency CMBS:	2002-2008	$27,672	A	$27,909	100.9%	0.2%
	2009	534	BBB	535	100.2%	—%
	2010	8,675	AAA	8,914	102.8%	0.1%
	2011	576	AAA	579	100.5%	—%
	2012	34,940	AAA	35,575	101.8%	0.2%
	2013	84,173	AA	86,924	103.3%	0.6%
	2014	123,512	AA+	125,630	101.7%	0.8%
	2015	157,786	AAA	161,574	102.4%	1.1%
	2016	96,050	AA+	97,513	101.5%	0.6%
Total non-agency CMBS		$533,918	AA+	$545,153	102.1%	3.6%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Loans defeased with government/agency obligations represented were not material to the collateral underlying the Company’s CMBS holdings.

(3)
The weighted average life for MBS is based on the interest rates in effect at June 30, 2016. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(4)	The range of loan-to-values on MBS is 13% to 96%, while the range of loan-to-values on CMBS is 3% to 200%.

(5)	Total delinquencies includes 60 days and over.

(6)	Current credit support % represents the % for a collateralized mortgage obligation (CMO) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

The following table provides information on the Company’s asset-backed securities (ABS) at June 30, 2016 (1):

(U.S. Dollars in thousands)		Average	Weighted	Estimated Fair Value
	Amortized	Credit	Average Credit		% of Amortized	% of Investable
Sector:	Cost	Quality	Support	Total	Cost	Assets
Credit cards	$706,330	AAA	16%	$715,273	101.3%	4.7%
Autos	264,955	AAA	26%	266,468	100.6%	1.8%
Loans	189,013	A+	12%	186,179	98.5%	1.2%
Equipment	119,367	AA-	2%	118,574	99.3%	0.8%
Other (2)	78,022	A	20%	79,272	101.6%	0.5%
Total ABS (3)	$1,357,687	AA+		$1,365,766	100.6%	9.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Including rate reduction bonds, commodities, home equity, U.K. securitized and other.

(3)
The effective duration of the total ABS was 1.9 years at June 30, 2016. The Company’s investment portfolio included sub-prime securities with a par value of $51.1 million and estimated fair value of $41.8 million and an average credit quality of “CCC/Caa3” from S&P/Moody’s at June 30, 2016. Such amounts were primarily in the home equity sector of ABS with the balance in other ABS, MBS and CMBS sectors.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Bank Loan Investments

The Company’s investments in bank loans are included in the following categories at June 30, 2016 (1):

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets
Composition:
Investment funds accounted for using the equity method	$2,985	0.8%	—%
Term loan investments (2)	362,857	99.2%	2.4%
Total	$365,842	100.0%	2.4%

Currency:
U.S.-denominated	$237,037	64.8%	1.6%
Euro-denominated	128,805	35.2%	0.8%
Total	$365,842	100.0%	2.4%

Sector:
Consumer non-cyclical	$103,991	28.4%	0.7%
Consumer cyclical	88,484	24.2%	0.6%
Industrials	65,574	17.9%	0.4%
Basic materials	45,567	12.5%	0.3%
Media	27,717	7.6%	0.2%
Utilities	13,095	3.6%	0.1%
All other	21,416	5.9%	0.1%
Total	$365,844	100.0%	2.4%

Weighted average rating factor (Moody's)	B2

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Included in “investments accounted for using the fair value option” on the Company’s balance sheet.

28

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Eurozone Investments

The fair value of the Company’s Eurozone investments are as follows at June 30, 2016 (1):

(U.S. Dollars in thousands)		Financial	Other	Bank	Equities
	Sovereign (3)	Corporates	Corporates	Loans (4)	and Other	Total
Country (2):
Netherlands	$115,660	$20,410	$66,934	$6,289	$5,385	$214,678
Germany	84,677	—	26,803	26,309	682	138,471
France	14,971	—	38,133	3,744	4,677	61,525
Luxembourg	—	—	23,086	5,565	—	28,651
Supranational (5)	17,131	—	—	—	—	17,131
Belgium	5,187	—	8,555	—	—	13,742
Ireland	—	—	1,044	6,016	182	7,242
Spain	—	—	—	2,175	993	3,168
Italy	—	—	—	1,147	—	1,147
Austria	—	—	900	—	—	900
Greece	890	—	—	—	—	890
Total	$238,516	$20,410	$165,455	$51,245	$11,919	$487,545

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any other Eurozone investments at June 30, 2016.

(3)	Sovereign includes securities issued and/or guaranteed by Eurozone governments.

(4)	Included in “term loan investments” in the Bank Loan Investments table.

(5)	Includes World Bank, European Investment Bank, International Finance Corp. and European Bank for Reconstruction and Development.

29

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes, and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of net impairment losses recognized in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to Arch common shareholders.

The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

In addition, the Company’s presentation includes the use of information prepared on a ‘core’ basis, which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). Information provided on a ‘core’ basis are non-GAAP financial measures as defined in Regulation G. Pursuant to generally accepted accounting principles, Watford Re is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, the Company consolidates the results of Watford Re in its consolidated financial statements, although it only owns approximately 11% of Watford Re’s common equity. Watford Re has its own management and board of directors that is responsible for its overall profitability. In addition, the Company does not guarantee or provide credit support for Watford Re. Because Watford Re is an independent company, the assets of Watford Re can be used only to settled obligations of Watford Re and Watford Re is solely responsible for its own liabilities and commitments. The Company’s financial exposure to Watford Re is limited to its investment in Watford Re’s common and preferred shares and counterparty credit risk (mitigated by collateral) arising from the reinsurance transactions. The Company believes that presenting information on a ‘core’ basis enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. See ‘Segment Information’ for a further discussion of segment results and a reconciliation of core and consolidated results.

The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss on a ‘core’ basis. Such measures represent the pre-tax profitability of our underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to our individual underwriting operations. Underwriting income or loss does not incorporate items included in the Company’s corporate (non-underwriting) segment. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis and a ‘core’ basis, in accordance with Regulation G, is shown on pages 10 to 13.

The Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development for the insurance segment and reinsurance segment and a combined ratio excluding prior year development for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratio excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the core underwriting performance of each of its underwriting segments.

30

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity

The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income available to Arch common shareholders to after-tax operating income available to Arch common shareholders and related diluted per share results. Each line item reflects the impact of the Company’s approximate 11% ownership of Watford Re’s common equity:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2016	2016	2015	2015	2015	2016	2015
Net income available to Arch common shareholders	$205,570	$149,314	$53,094	$74,549	$110,305	$354,884	$388,157
Net realized (gains) losses	(43,935)	(32,464)	90,856	57,472	27,837	(76,399)	(39,638)
Net impairment losses recognized in earnings	5,343	7,639	7,336	5,868	1,113	12,982	6,912
Equity in net (income) loss of investment funds accounted for using the equity method	(8,737)	(6,655)	(5,517)	2,118	(16,168)	(15,392)	(22,057)
Net foreign exchange (gains) losses	(22,703)	22,209	(2,533)	(15,904)	22,241	(494)	(44,574)
Income tax expense	5,036	5,699	363	1,695	628	10,735	7,002
After-tax operating income available to Arch common shareholders	$140,574	$145,742	$143,599	$125,798	$145,956	$286,316	$295,802

Diluted per common share results:
Net income available to Arch common shareholders	$1.65	$1.20	$0.42	$0.60	$0.88	$2.85	$3.05
Net realized (gains) losses	(0.35)	(0.26)	0.73	0.46	0.22	(0.62)	(0.31)
Net impairment losses recognized in earnings	0.04	0.06	0.06	0.05	0.01	0.10	0.05
Equity in net (income) loss of investment funds accounted for using the equity method	(0.07)	(0.05)	(0.04)	0.02	(0.13)	(0.12)	(0.17)
Net foreign exchange (gains) losses	(0.18)	0.18	(0.02)	(0.13)	0.18	—	(0.35)
Income tax expense	0.04	0.04	—	0.01	—	0.09	0.06
After-tax operating available to Arch common shareholders	$1.13	$1.17	$1.15	$1.01	$1.16	$2.30	$2.33

Weighted average common shares and common share equivalents outstanding — diluted	124,365,596	124,496,496	125,311,942	125,011,773	125,885,420	124,425,126	127,156,713

Beginning common shareholders’ equity	$6,088,587	$5,879,881	$5,837,815	$5,812,515	$5,963,702	$5,879,881	$5,805,053
Ending common shareholders’ equity	6,378,922	6,088,587	5,879,881	5,837,815	5,812,515	6,378,922	5,812,515
Average common shareholders’ equity	$6,233,755	$5,984,234	$5,858,848	$5,825,165	$5,888,109	$6,129,402	$5,808,784

Annualized return on average common equity	13.2%	10.0%	3.6%	5.1%	7.5%	11.6%	13.4%
Annualized operating return on average common equity	9.0%	9.7%	9.8%	8.6%	9.9%	9.3%	10.2%

31

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations

The following table provides a reconciliation of income before income taxes to after-tax operating income available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income available to Arch common shareholders:

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2016	2016	2015	2015	2015	2016	2015
Arch Operating Income Components (1):
Income before income taxes	$221,010	$169,098	$74,384	$92,293	$121,913	$390,108	$415,387
Net realized (gains) losses	(40,927)	(31,862)	84,302	53,480	26,860	(72,789)	(38,649)
Net impairment losses recognized in earnings	5,343	7,639	7,336	5,868	1,113	12,982	6,912
Equity in net (income) loss of investment funds accounted for using the equity method	(8,737)	(6,655)	(5,517)	2,118	(16,167)	(15,392)	(22,056)
Net foreign exchange (gains) losses	(22,461)	22,041	(2,286)	(16,056)	22,571	(420)	(44,282)
Pre-tax operating income	154,228	160,261	158,219	137,703	156,290	314,489	317,312
Arch share of ‘other’ segment operating income (2)	927	1,576	1,953	1,588	1,305	2,503	1,917
Pre-tax operating income available to Arch (b)	155,155	161,837	160,172	139,291	157,595	316,992	319,229
Income tax expense (a)	(9,096)	(10,611)	(11,088)	(8,009)	(6,154)	(19,707)	(12,458)
After-tax operating income available to Arch	146,059	151,226	149,084	131,282	151,441	297,285	306,771
Preferred dividends	(5,485)	(5,484)	(5,485)	(5,484)	(5,485)	(10,969)	(10,969)
After-tax operating income available to Arch common shareholders	$140,574	$145,742	$143,599	$125,798	$145,956	$286,316	$295,802
Effective tax rate on pre-tax operating income available to Arch (a)/(b)	5.9%	6.6%	6.9%	5.7%	3.9%	6.2%	3.9%

(1)
Line items are presented on a ‘core’ basis, excluding amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Balances in the ‘other’ segment and a calculation of Arch’s share of the ‘other’ segment operating income is as follows:

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2016	2016	2015	2015	2015	2016	2015
Balances in ‘other’ segment:
Underwriting income (loss)	$(1,724)	$(944)	$(3,557)	$1,309	$(3,229)	$(2,668)	$(1,461)
Net investment income	17,941	23,326	28,930	18,982	19,792	41,267	28,498
Other expenses	—	—	—	—	—	—	—
Interest expense	(3,231)	(3,480)	(3,070)	(1,286)	—	(6,711)	—
Preferred dividends	(4,586)	(4,587)	(4,589)	(4,588)	(4,743)	(9,173)	(9,651)
Pre-tax operating income (loss) available to common shareholders	8,400	14,315	17,714	14,417	11,820	22,715	17,386
Arch ownership	11%	11%	11%	11%	11%	11%	11%
Arch share of ‘Other’ segment operating income (loss) (3)	$927	$1,576	$1,953	$1,588	$1,305	$2,503	$1,917

(3) Excludes amounts attributable to net realized gains or losses and net foreign exchange gains or losses in the ‘other’ segment (see ‘Segment Information’).

32

Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity

The following table provides an analysis of the Company’s capital structure (1):

(U.S. Dollars in thousands, except share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2016	2016	2015	2015	2015
Debt:
ACGL Senior notes, due May 1, 2034 ($300,000 principal, 7.35%)	$296,915	$296,895	$296,874	$296,854	$296,834
Arch-U.S. Senior notes, due Nov. 1, 2043 ($500,000 principal, 5.144%) (2)	494,477	494,454	494,432	494,410	494,388
Revolving credit agreement borrowings, due June 30, 2019 (variable)	100,000	100,000	100,000	100,000	100,000
Total debt	$891,392	$891,349	$891,306	$891,264	$891,222

Shareholders’ equity available to Arch:
Non-cumulative preferred shares (6.75%)	$325,000	$325,000	$325,000	$325,000	$325,000
Common shareholders’ equity (a)	6,378,922	6,088,587	5,879,881	5,837,815	5,812,515
Total shareholders’ equity available to Arch	$6,703,922	$6,413,587	$6,204,881	$6,162,815	$6,137,515

Total capital available to Arch	$7,595,314	$7,304,936	$7,096,187	$7,054,079	$7,028,737

Common shares outstanding, net of treasury shares (b)	122,572,260	122,093,596	122,627,783	122,438,554	122,403,909

Book value per common share (3) (a)/(b)	$52.04	$49.87	$47.95	$47.68	$47.49

Leverage ratios:
Senior notes/total capital available to Arch	10.4%	10.8%	11.2%	11.2%	11.3%
Revolving credit agreement borrowings/total capital available to Arch	1.3%	1.4%	1.4%	1.4%	1.4%
Debt/total capital available to Arch	11.7%	12.2%	12.6%	12.6%	12.7%
Preferred/total capital available to Arch	4.3%	4.4%	4.6%	4.6%	4.6%
Debt and preferred/total capital available to Arch	16.0%	16.7%	17.1%	17.2%	17.3%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.), a wholly owned subsidiary of Arch Capital Group Ltd. (“ACGL”), and fully and unconditionally guaranteed by ACGL.

(3)	Excludes the effects of stock options and restricted stock units outstanding.

The following table provides an analysis of the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended								Cumulative
	June 30,	March 31,		December 31,	September 30,		June 30,		June 30,
	2016	2016		2015	2015		2015		2016
Effect of share repurchases:
Aggregate cost of shares repurchased	$—	$75,256		$—	$3,506		$198,979		$3,682,661
Shares repurchased	—	1,140,137		—	52,402		3,165,975		125,223,844
Average price per share repurchased	$—	$66.01		$—	$66.91		$62.85		$29.41

Average book value per common share (1)	$50.96	$48.91		$47.82	$47.59		$47.65
Average repurchase price-to-book multiple	—	1.35	x	—	1.41	x	1.32	x

Remaining share repurchase authorization (2)	$446,501

(1)    Equals average of beginning and ending book value per common share for each period presented.

(2)	Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 2016.

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